Share-based Payment	12 Months Ended
Dec. 31, 2017
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Share-based Payment
24.	SHARE-BASED PAYMENT

TSMC’s Employee Stock Option Plans, consisting of the TSMC 2002 Plan, TSMC 2003 Plan and TSMC 2004 Plan, were approved by the Securities and Futures Bureau on June 25, 2002, October 29, 2003 and January 6, 2005, respectively. The maximum number of stock options authorized to be granted under the TSMC 2002 Plan, TSMC 2003 Plan and TSMC 2004 Plan was 100.0 million, 120.0 million and 11.0 million, respectively, with each stock option eligible to subscribe for one common share of TSMC when exercised. The stock options may be granted to qualified employees of TSMC or any of its domestic or foreign subsidiaries, in which TSMC’s shareholding with voting rights, directly or indirectly, is more than fifty percent (50%). The stock options of all the plans are valid for ten years and exercisable at certain percentages subsequent to the second anniversary of the grant date. Under the terms of the plans, the stock options are granted at an exercise price equal to the closing price of TSMC’s common shares quoted on the TWSE on the grant date.

The Company did not issue employee stock option plans for years ended December 31, 2015, 2016 and 2017. Information about the TSMC’s outstanding employee stock options is described as follows:

	Number of Stock Options (In Millions)	Weighted- average Exercise Price (NT$)
Year ended December 31, 2015
Balance, beginning of year	0.7	$47.2
Options exercised	(0.7)	47.2

Balance, end of year	—	—

Balance exercisable, end of year	—	—

The numbers of outstanding stock options and exercise prices have been adjusted to reflect the distribution of earnings by TSMC in accordance with the plans.

The employee stock options have been fully exercised in the second quarter of 2015.